COCRYSTAL
PHARMA, INC.

Investor Presentation

June 2019

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected results of our collaboration with Merck Sharp & Dohme Corp. (“Merck”) and expected funding by Merck of future research, development and commercialization of products derived from such collaboration, the anticipated timing of our drug development programs, including milestones, anticipated completion or initiation of studies, and the expected growth of the global influenza antiviral market. Forward-looking statements are prefaced by words such as "expect," "plan," "intend," "anticipate," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including delays in manufacturing created by third parties, the ability of clinical research organizations to recruit patients, and the unanticipated development obstacles with our programs. Also see the risk factors contained in our Annual Report on Form 10-K for the year ended December 31, 2018. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Cocrystal's Seasoned Senior Leadership

Management Team

Gary Wilcox, Ph.D.

Chairman and Chief Executive Officer

- Over 35 years of executive biotech leadership experience and played a key role in the development of Cialis

Sam Lee, Ph.D.

President

- Over 20 years of anti-infective drug discovery research experience and played a key role in the early development of phosphoinositide 3-kinase (PI3K) delta inhibitors

James J. Martin, MBA, CPA

Chief Financial Officer

- 25 years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D.
Chief Scientist, Chairman of Scientific Advisory Board
- Professor
- Stanford University School of Medicine
- Nobel Laureate

Michael Levitt, Ph.D.
Member
- Professor
- Stanford University School of Medicine
- Nobel Laureate

Baek Kim, Ph.D.
Member
- Director of Center for Drug Discovery
- Emory University

Bob Lehman, Ph.D.
Member
- Professor (Emeritus)
- Stanford University School of Medicine

Gary Schoolnik, M.D.
Member
- Professor (Emeritus)
- Stanford University School of Medicine

Roland Strong, Ph.D.
Member
- Professor
- Fred Hutchinson Cancer Research Center

Christophe Verlinde, Ph.D.
Member
- Professor (Emeritus)
- University of Washington

Corporate Overview

Highlights	Target Diseases
Clinical Stage Antiviral Company	Influenza
Proprietary Drug Discovery Platform	Hepatitis
Merck Influenza Collaboration	Norovirus Gastroenteritis

Technology and Drug Discovery Platform

Technology Platform

Based on Nobel Prize-winning technology

- Near-atomic resolution
- X-ray quality crystal production
- Drug pocket selection
- Hit-to-lead process
- Lead optimization
- **Drug candidates**









Drug Discovery Platform



Protein Engineering
Expression & Purification
Crystal Screening
Crystal Candidates
Crystal Optimization
X-ray Diffraction Test & QC
Crystal Production
High Throughput X-ray Crystallography

- Fully-optimized operations from expression through high resolution X-ray data
- Stringent quality oversight of procedures for crystal production
- High throughput X-ray data collection and computation methods
- Crystal production capability: 700 – 7,000 X-ray quality crystals (1-2.5 Å) generated per month for each program

Robust Development Pipeline

Program		Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3	Partner
Hepatitis C (HCV)	**CC-31244 – University of MD** (Pan-genotypic NS5B NNI)							
	CC-31244 - Hong Kong (Pan-genotypic NS5B NNI)							
Influenza	**CC-42344** (Influenza A PB2 Inhibitor)							
	Influenza A/B inhibitor							MERCK
Norovirus	**Noro Polymerase Inhibitor**							

Merck/Cocrystal Team Initiates Influenza Collaboration

Received **$4 million** upfront payment, eligible to receive up to
$156 million in milestone payments and royalties (undisclosed) on product sales

- Exclusive license and collaboration agreement to discover and develop certain proprietary influenza A/B antiviral agents
- Merck will fund all:
  - Research and development
  - Clinical development
  - Worldwide commercialization of any products derived from the collaboration
- Dedicated joint research committee in place
- Collaboration is expected to advance the development of certain influenza A/B antivirals

MERCK

COCRYSTAL PHARMA, INC.

Overview | Antiviral Programs:

Hepatitis C

Cocrystal's HCV Strategy

Lead program CC-31244, in ongoing Phase 2a study for the treatment of Hepatitis C

Current HCV Market Overview

- Clinical limitations of existing long-term HCV therapies:
  - Longer period for viruses to replicate and mutate, creating significant drug resistance challenges
  - Increased risk of adverse events
  - Greater opportunity for missed doses
- Multiple opportunities in developing shorter combination therapy with approved HCV drugs
  - Gilead EPCLUSA® + CC-31244
  - AbbVie Mavyret™ + CC-31244
  - Other approved HCV drugs + CC-31244

AbbVie's Mavyret™ Demonstrated Shorter Treatment

- Approved broad spectrum HCV combination therapy shortened treatment from 12 weeks to 8 weeks

Nucleoside/NS5A Inhibitors


Epclusa

Gilead's EPCLUSA®

(sofosbuvir 400mg/ velpatasvir 100 mg)

12-week treatment

Approved June 2016

Protease/NS5A Inhibitors


Mavyret

AbbVie's Mavyret™

(glecaprevir 100 mg/ pibrentasvir 40 mg)

8-week treatment

Approved August 2017

HCV Is Still a Global Issue

71 Million
people infected globally[1]

400,000
people die annually
from related causes[1]

Only 20%
of infected patients
have been diagnosed[1]

Only 2%
of infected patients
are being treated[1]

1: Polaris Observatory, 2019

Hepatitis C Treatment Market Share

2017 Annual Sales: $12.69 Billion



J&J
$619M
AbbVie
$1.27B
Merck
$1.66B
Gilead
$9.14B
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)
AbbVie (Viekira, Mavyret)
Merck (Zepatier)

Source: 2017 Form 10-K

2018 Annual Sales: $8.3 Billion



J&J
$533M
Merck
$455M
Gilead
$3.71B
AbbVie
$3.62B
Merck (Zepatier)
AbbVie (Viekira, Mavyret)
Gilead (Harvoni, Epclusa, Sovaldi, Vosevi)
J&J (Olysio)

Source: 2018 Form 10-K

CC-31244: Broad Spectrum HCV Non-Nucleoside Inhibitor (NNI)

Next Wave Combination Therapy

- Potential best-in-class HCV NNI with a strong profile
  - Broad spectrum, potent NS5B polymerase inhibitor
  - High barrier to drug resistance
  - Effective against known NNI drug resistant variants
  - Liver targeting
  - Novel mechanism of action

Phase 1b Data - Superior Viral Load Reduction

- HCV RNA viral load decline of 3 logs by 48 hours (HCV GT1 subjects, N=14)
- After the NNI treatment, the viral load levels slowly increased



Mean Viral Load Change From Baseline
(CC-31244 at 400 mg QD or 200 mg BID x 7 days)
HCV RNA IU/mL (log 10)
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
1 2 3 4 5 6 7 8 9 10 11 12 13
Day
CC-31244
400 mg QD
200 mg BID
No CC-31244
400 qd mean
200 bid mean

HCV GT1 – GT6 NS5B Polymerase Crystals





CC-31244
HCV NS5B Polymerase

Proven Track Record of Broad-Spectrum Antiviral Leads

COCRYSTAL PHARMA, INC.

Potential Best-in-Class NNI

Drug	Genotype	Dose (mg)	Treatment Frequency	Viral Load Reduction (Log_{10}IU/ml)
CC-31244	**Genotypes 1-6**	**400**	**QD**	**(3.0)**
ABT-333 (Dasabuvir)[1]	Genotype 1	400	BID	(1.08)
		800	BID	(0.95)
GS-9190 (Tegobuvir)	Genotype 1	40	BID	(1.0)
		120	BID	(1.5)

1. Represents approved DAA

COCRYSTAL PHARMA, INC.

CC-31244: Phase 2a University of Maryland Study Design

Open-label, Phase 2a study evaluating the safety, tolerability and preliminary efficacy of CC-31244 with approved HCV DAAs
(HCV GT1 subjects, N=12)

CC-31244 (400 mg) QD

+

Sofosbuvir and Velpatasvir

2 Weeks

→

Sofosbuvir and Velpatasvir

4 Weeks

→

Follow-Up at 12 & 24 Weeks

- **Endpoints**
  - Primary Endpoint: SVR12
  - Secondary Endpoint: SVR24
  - Safety: Adverse events (AEs) and laboratory abnormalities

University of Maryland Phase 2a Interim Data

On January 22, 2019, Cocrystal Pharma announced safety and preliminary efficacy data for its U.S. Phase 2a study evaluating CC-31244 for the ultra-short treatment of HCV infected individuals:

- All subjects completed the 6-week treatment regimen
- The treatment was well tolerated with no study discontinuations due to adverse events[1]
- In all patients, HCV RNA levels rapidly decreased during the first 2 days of treatment and were below the lower limit of quantification by the end of the 6-week treatment period
- Eight of 12 subjects (66%) achieved both SVR12 and SVR24, considered virologic cure
- Four patients had virologic relapse at week 10, 4 weeks after completion of treatment

1. There was one serious adverse event that the principal investigator determined was not attributable to the study drugs.

CC-31244: Ongoing Phase 2a Hong Kong Study

Investigator IND; **Dr. George Lau**, Humanity & Health Research Centre, Hong Kong, China

Open-label, safety, tolerability and preliminary efficacy of CC-31244 in combination with sofosbuvir and daclatasvir with or without a protease inhibitor, for the treatment of HCV
(HCV subjects, N=16)

CC-31244 (400 mg) QD

+

Sofosbuvir and Daclatasvir (N = 8)

+/-

With or Without Asunaprevir (N = 8)

2 Weeks

→

In Subjects Achieving Ultra-rapid Virologic Response

HCV RNA < 500 IU/mL Day 2 and < 25 IU/mL Week 1

→

Follow-Up at 12 Weeks

- **Endpoints**
  - Safety: Adverse events (AEs) and laboratory abnormalities
  - Preliminary Efficacy: Changes in HCV RNA viral load

Overview | Antiviral Programs:

Influenza

Significant Unmet Need in Growing Influenza Market

Global influenza market was valued at nearly **$5.6 billion** in 2017 and is expected to reach nearly **$6.5 billion** by 2022[1]

Seasonal and pandemic infection

1 Billion cases annually[2]	**3-5 Million** cases of severe illness annually[1]	Up to **650,000** deaths worldwide[1]

Current antiviral treatments are burdened by significant viral resistance

- Approved influenza therapies have major limitations
  - Tamiflu® has a long history of drug resistance issues[3]
  - Xofluza™ (approved November 2018) also has shown emergence of drug resistant mutations[4]

1. BCC Research (May 2018) The Global Influenza Market
2. Hussain, et al, Infection and Drug Resistance 2017:10 121-134
3. ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome
4. NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

Influenza Remains a Major Global Concern

CNN — Health » Food | Fitness | Wellness | Parenting | Vital Signs — Live TV — U.S. Edition +

Flu season deaths top 80,000 last year, CDC says

September 27, 2018

The New York Times
This Flu Season Is the Worst in Nearly a Decade
Jan. 26, 2018

AARP
Flu Deaths On The Rise For Older Americans
Oct 4, 2018

AAP News
June 1, 2018
CDC: Pediatric flu deaths rise to 171, tying record

TIME @TIME — Follow
The flu is killing up to 4,000 Americans a week
10 Feb 2018

the japan times
NATIONAL / SCIENCE & HEALTH
Flu viruses resistant to new drug Xofluza uncovered in Japan

CIDRAP — Center for Infectious Disease Research & Policy
Experts on watch for resistance to new flu drug
Jan. 18, 2018

THE WALL STREET JOURNAL.
A Flu Drug Was Called 'Silver Bullet,' but Some Doctors Prescribe Caution
Feb. 11, 2019

FORTUNE
Another Flu Pandemic Is Inevitable, World Health Organization Says
Mar. 11, 2019

Influenza Drug Candidates

Influenza A/B Inhibitor



Proprietary Influenza A and B Crystals

MERCK Collaboration

- Broad spectrum, potent dual influenza A/B preclinical lead will be developed
  - Results of Cocrystal's drug discovery platform technology
  - Binds to highly conserved site of influenza A and B replication complex
  - Expected to be active against seasonal, pandemic and drug resistant influenza A and B strains
  - Expected to exhibit superior drug resistant profile

Influenza Drug Candidates

Antiviral Product Candidates Target All Strains of the Influenza A Virus

Influenza A/B Inhibitor



Influenza PB2 Crystals

- Binds to the highly conserved m7GTP binding pocket of PB2
- Exhibits broad spectrum activity against seasonal and pandemic influenza strains, EC50 is 0.12-9 nM
- Favorable preclinical safety profile and pharmacokinetic properties
- Multiple routes of administration (oral, inhalation, and IV)
  - Existing drugs Tamiflu® and Xofluza™ limited to oral administration



Cocrystal structure of CC-42344 (1.47 Å)

Overview | Antiviral Programs:

Norovirus

Norovirus Is an Area of Significant Unmet Need

Norovirus Market Overview

- No approved antiviral drugs for the treatment of Noro infection

$4.2 billion in direct health system costs[1]

700 million infections worldwide annually[1]	**19-21 million** cases in the U.S.[2]
400,000 emergency department visits in the U.S.[2]	**56,000-71,000** hospitalizations in the U.S.[2]

Known Causes of Foodborne Illness Outbreaks, U.S.[2]



Parasites
1%
Other
4%
Chemicals
6%
Norovirus
49%
Bacteria
40%

1. World Economic Forum, What is the economic impact of norovirus infections?, 2016
2. CDC, Norovirus Disease in the United States, 2013

Cocrystal's Norovirus Program

Norovirus Polymerase NNI Lead Development Ongoing



Norovirus and Norwalk Polymerase Crystals

- Potential first-in-class NNI
- Potent and broad spectrum anti-Noro polymerase inhibitors
- Toolbox complete - Noro, Norwalk, and mouse Noro polymerase crystals developed
- Structure-based lead discovery ongoing

Noro Polymerase NNIs



Novel NNI Pockets


NNI

Intellectual Property

Patents and pending applications in the areas primarily related to the treatment of HCV, influenza A and influenza A/B

- **HCV Treatment**
  - NS5B (non-nucleoside inhibitor)
    - Issued patents in U.S.
    - Pending applications in U.S., Australia, Brazil, Canada, China, Europe, Eurasia, Hong Kong, India, Indonesia, Israel, Japan, Mexico, New Zealand, Philippines, Singapore, South Africa, South Korea, and Taiwan
    - Pending U.S. provisional application
- **Influenza**
  - PB2 (influenza A replication inhibitor)
    - Pending applications in PCT and Taiwan
    - 3 pending U.S. provisional applications
- **Influenza A/B (influenza replication inhibitor)** MERCK
  - 2 pending U.S. provisional applications

Well-Positioned for Growth

Financial Snapshot: NASDAQ: COCP

~$73M
Market cap[1]

31.6MM
Common shares outstanding

~9K
Average daily volume[1]

~$8.6MM
Cash Balance
As of March 31, 2019[2]

Capitalization Table (As of May 31, 2019)	# of Shares	WAEP	$ Value	% of Fully Diluted
Common Shares Outstanding (Directors, Officers and Affiliates)	15,214,178			46.19%
Common Shares Outstanding (Other)	16,406,468			49.81%
Warrants	243,375	$10.28	$2,501,895	0.74%
Stock Options	1,077,277	$5.59	$6,020,488	3.27%
Fully Diluted Shares Outstanding	**32,941,298**			**100%**

1. Based on May 31, 2019 closing price of $2.30 per share.
2. Based on the Form 10-Q filed with the SEC on May 10, 2019.

Strategy Directed at Advancing Programs and Growing Value

- Growth in focused therapeutic areas
- Continue to build an innovative pipeline
- Form additional strategic collaborations and partnerships
- Ongoing collaboration with Merck expected to accelerate influenza drug development program

Upcoming Milestones Expected to Drive Value

Date	Segment	Event	Achieved
Q1 2019	Hepatitis C	Phase 2a USA – Interim Results	✓
Q1 2019	Hepatitis C	Phase 2a (Hong Kong) – First Patient Commencement	✓
Q2 2019	Influenza A	Commence GLP Toxicology Studies	
Q4 2019	Hepatitis C	Phase 2a (Hong Kong) Interim Results	
Q4 2019	Influenza A	Completion of GLP Toxicology Studies	
Q2 2020	Noro	Preclinical Lead Molecule	
Q3 2020	Influenza A	Phase 1A Study Commencement	
Q4 2020	Platform	In-License New Lead Molecule	
Q4 2020	Merck A/B	Influenza A/B Lead Molecule	
Q3 2021	Noro	Regulatory Submission (IND or European counterpart)	

COCRYSTAL PHARMA, INC.

Thank you!